UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

WNS (HOLDINGS) LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-32945	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Gate 4, Godrej & Boyce Complex Pirojshanagar, Vikhroli (W) Mumbai, India Malta House, 36-38 Piccadilly, London 515 Madison Avenue, 8th Floor, New York, NY	400 079 W1J 0DP 10022
(Addresses of principal executive offices)	(Zip codes)

+91-22-6826-2100

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary share, par value 10 pence per share	WNS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 17, 2024, the Board of Directors (the “Board”) of WNS (Holdings) Limited (the “Company”) approved certain administrative and non-substantive amendments to the Code of Business Ethics and Conduct (the “COBEC”) effective the same day. The COBEC was approved and adopted by the Board as part of its ordinary course review of the Company’s codes and policies. The COBEC applies to each and every person or organization that the Company comes in contact with, including employees, directors, contractors and vendors. The amendments to the COBEC did not relate to or result in any waiver, explicit or implicit, of any provision of the COBEC in effect prior to the amendment.

The amendments to the COBEC include: (i) an addition of recording guidelines while using online application for meetings and conducting business, (ii) additional emphasis on the compliance with applicable competition law, economic sanctions, export controls and international trade controls, including a cross reference to the Company’s trade sanction policy; (iii) an addition of a universal reporting channel speak.up@wns.com for reporting violations of the COBEC; (iv) a clarification of the scope of family members whose relationships with individuals subject to the COBEC may create a conflict with the Company’s business; and (v) certain other administrative and non-substantive changes.

The above description of COBEC does not purport to be complete and is qualified in its entirety by reference to the full text of the COBEC, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description

14.1	Code of Business Ethics and Conduct

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WNS (Holdings) Limited (Registrant)

Date: July 23, 2024	By:	/s/ Gopi Krishnan
	Name:	Gopi Krishnan
	Title:	General Counsel